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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2004

                                  COMBANC, INC.

             (Exact name of registrant as specified in its charter)

Delaware                         000-24925                  34-1853493
---------------------------      ---------------------      -------------------
(State or other jurisdiction     (Commission                (IRS Employer
of incorporation)                File Number)               Identification No.)


229 E. Second Street, P.O. Box 429, Delphos, Ohio                         45833
-------------------------------------------------                   ------------
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (419) 695-1055



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Item 5.      Other Events

             ComBanc, Inc has mailed a letter to its shareholders dated January 28, 2004. A copy of the letter is being filed as exhibit
             99.1 to this form 8-K and is incorporated herein by reference in its entirety.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
(c)              Exhibits:

                 99.1      Shareholder Letter dated January 28, 2004


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COMBANC, INC.


                                        By:   /s/ Paul G. Wreede
                                          ----------------------------
                                              Name:  Paul G. Wreede
                                              Title: President, Chief Executive
                                                     Officer and Director

Date:  January 30, 2004


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                                  EXHIBIT INDEX


Exhibit 99.1    Letter to shareholders, dated January 28, 2004.